                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                               ISPAT INLAND, L.P.

                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                             (dollars in thousands)

                                                                   June 30,      December 31,
                                                                     2004            2003
                                                                   --------      -----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                        $    137        $    137
  Current portion of note receivable from Ispat Inland Inc.               -           7,000
  Interest receivable from Ispat Inland Inc. (Note 5)                21,178              96
                                                                   --------        --------

      Total current assets                                           21,315           7,233

INVESTMENT IN PREFERRED STOCK OF ISPAT INLAND INC                    90,000          90,000

NOTE RECEIVABLE FROM ISPAT INLAND INC                               794,878         654,500

DEFERRED CHARGES                                                     20,059           2,317
                                                                   --------        --------

      TOTAL ASSETS                                                 $926,252        $754,050
                                                                   ========        ========

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
  Accrued Interest                                                 $ 20,052        $     34
  Payables to related companies                                         660               2
  Current portion of long-term debt (Note 3)                              -           7,000
                                                                   --------        --------

      Total current liabilities                                      20,712           7,036

LONG-TERM DEBT (Note 3)                                             795,006         654,500

DEFERRED TAX LIABILITY                                                  445           1,145

NOTE PAYABLE TO ISPAT INLAND INC                                     25,556           5,572
                                                                   --------        --------

      Total liabilities                                             841,719         668,253

PARTNERS' CAPITAL                                                    84,533          85,797
                                                                   --------        --------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                            $926,252        $754,050
                                                                   ========        ========



    See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

   CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)
                             (dollars in thousands)


                                                                Three months ended June 30          Six months ended June 30
                                                                --------------------------         -------------------------
                                                                   2004             2003             2004             2003
                                                                 --------         --------         --------         --------
REVENUES:
   Interest income (Note 5)                                      $ 19,826         $  9,374         $ 29,535         $ 18,856
   Dividend income from Ispat Inland Inc.                               -            7,042                             8,916

EXPENSES:
  Interest expense                                                 19,539            8,593           28,554           17,796
  Administrative expense                                                0                0               27                0
  Amortization expense                                                602              419            2,918              839
                                                                 --------         --------         --------         --------

    Total expenses                                                 20,141            9,012           31,499           18,635
                                                                 --------         --------         --------         --------

(LOSS) INCOME BEFORE INCOME TAXES                                    (315)           7,404           (1,964)           9,137

(BENEFIT FROM) PROVISION FOR INCOME TAXES (Note 4)                   (112)           2,829             (700)           3,448
                                                                 --------         --------         --------         --------

NET (LOSS) INCOME                                                   ($203)        $  4,575          ($1,264)        $  5,689
                                                                 ========         ========         ========         ========

OTHER COMPREHENSIVE LOSS, NET OF TAX:
  Amortization of intrinsic value of interest rate collar               -              (27)               -              (54)
                                                                 --------         --------         --------         --------

COMPREHENSIVE (LOSS) INCOME                                         ($203)        $  4,548          ($1,264)        $  5,635
                                                                 ========         ========         ========         ========


    See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

                CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
                             (dollars in thousands)

                                                                            Six Months ended June 30
                                                                              2004              2003
                                                                           ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                                          ($1,264)        $   5,689

  Adjustments to reconcile net (loss) income to net cash flows from operating activities:
     Amortization expense                                                      3,046               839
     Derivative mark-to-market adjustment                                          -            (6,195)
     Deferred taxes                                                             (701)            3,657
     Change in:
       Interest receivable from Ispat Inland Inc.                            (21,082)           (4,168)
       Accrued interest payable                                               20,020              (292)
       Receivable/payable from related company                                   658               243
       Income taxes payable                                                        -               (94)
                                                                           ---------         ---------

             Net adjustments                                                   1,941            (6,010)
                                                                           ---------         ---------

  Net cash flows from operating activities                                       677              (321)
                                                                           ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Repayments from Ispat Inland Inc. of note receivable                       661,500             3,500
  Issuance of First Mortgage note receivable                                (794,878)                -
                                                                           ---------         ---------

  Net cash flows from investing activities                                  (133,378)            3,500

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term debt                                                (661,500)           (3,500)
  Proceeds from long-term debt issued                                        794,878                 -
  Proceeds from note payable from Ispat Inland Inc.                           20,661                 -
  Financing fees paid                                                        (20,661)                -
  Payments to Ispat Inland Inc. on note payable                                 (677)                -
                                                                           ---------         ---------

  Net cash flows from financing activities                                   132,701            (3,500)
                                                                           ---------         ---------

     Net change in cash and cash equivalents                                       0              (321)
     Beginning cash and cash equivalents                                         137             1,312
                                                                           ---------         ---------

     Ending cash and cash equivalents                                      $     137         $     991
                                                                           =========         =========
SUPPLEMENTAL DISCLOSURE:
   Cash paid during the period for:

       Interest                                                            $   7,673         $  17,197
       Income taxes                                                        $       -         $       -


    See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
                             (dollars in thousands)

1.  ORGANIZATION AND BUSINESS

     Ispat Inland, L.P. (the "Partnership"), formed on July 16, 1998, is a Delaware limited partnership. Ispat Sidbec Inc. is the limited partner with a 99% partnership interest and 9064-4816 Quebec Inc. is the general partner with a 1% partnership interest. Both are Canadian companies and indirect wholly owned subsidiaries of Ispat International N.V. ("Ispat").

     The purpose of the Partnership and its subsidiaries is to provide a source of funding to Ispat Inland Inc. ("Inland"). Accordingly, on July 16, 1998, the Partnership entered into a Credit Agreement (the "Credit Agreement") for a senior secured term credit facility and letter of credit with a syndicate of financial institutions. On March 25, 2004, a newly created subsidiary of the Partnership issued $800,000 principal amount of senior secured notes: $150,000 of floating rate notes at LIBOR plus 6.75% due April 1, 2010 and $650,000 of fixed rate notes at 9.75% (issued at 99.212% to yield 9.875%) due April 1, 2014 (the "Senior Secured Notes") and retired all debt outstanding under the Credit Agreement. The Partnership and its subsidiaries are restricted from engaging in any business or activity other than those directly associated with the March 25, 2004 refinancing.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The condensed consolidated financial statements of Ispat Inland, L.P. are unaudited, but in the opinion of management, contain all adjustments necessary to present fairly the financial position and results of operations and cash flows for the periods presented.

     The results of operations for the interim periods shown in this report are not necessarily indicative of the results to be expected for a full year.

     CONSOLIDATION POLICY

     The condensed consolidated financial statements include the accounts of the Partnership and all its majority-owned subsidiaries which require consolidation. Intercompany transactions have been eliminated in consolidation.

     CASH EQUIVALENTS

     Cash equivalents are highly liquid, short-term investments purchased with original maturities of three months or less when acquired.

     INVESTMENTS

     The Partnership's investment in the preferred stock of Inland is carried at cost as it is not readily marketable.

     DEFERRED CHARGES

     Deferred financing costs are amortized over the expected terms of the related debt.

     INCOME TAXES

     Income tax expense is based upon the reported results of operations and reflects the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.

     DERIVATIVES

     Derivative financial instruments may be utilized to manage exposure to fluctuations in interest rates for floating rate debt. Any derivative financial instruments are recorded on the balance sheet at their fair value. For those derivative instruments which do not qualify for hedge accounting, changes in fair value are recognized in income. The realized and unrealized gains and losses are recognized in interest expense. There are no derivative instruments outstanding as of June 30, 2004.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the consolidated financial statements and related notes to financial statements. Changes in such estimates may affect amounts reported in future periods.

3.  LONG-TERM DEBT

    Debt consists of the following:

                                  June 30, 2004       December 31, 2003
Tranche B, due July 16, 2005                              $ 330,750
Tranche C, due July 16, 2006                                330,750
                                                          ---------

Series Y, due April 1, 2010         $ 150,000
Series Z. due April 1, 2014           650,000
Series Z discount                      (4,994)
                                    ---------

Total                                 795,006               661,500

Less current portion                        -                 7,000
                                    ---------             ---------

Long-term portion                   $ 795,006             $ 654,500
                                    =========             =========


    PRIOR DEBT

    The Partnership entered into a Credit Agreement dated July 16, 1998 for a senior secured term credit facility and letter of credit with a syndicate of financial institutions for which Credit Suisse First Boston was the agent (the "Agent"). The Credit Agreement consisted of a $350,000 Tranche B Term Loan due July 16, 2005 (the "Tranche B Loan"), a $350,000 Tranche C Term Loan due July 16, 2006 (the "Tranche C Loan" and together with the Tranche B Loans, the "Term Loans") and a $160,000 letter of credit that expired on July 9, 2003 (the "LC" and together with the Term Loans, the "Facilities"). Each of the Term Loans had scheduled principal repayments of $875 per quarter until maturity. On July 16, 1998, Inland issued $875,000 of First Mortgage Bonds as security both for the Facilities and for an interest rate hedge which expired on October 16, 2003 required under the Credit Agreement (the "Hedge"). Series U, in a principal amount of $700,000, was issued by Inland to an indirect subsidiary of the Partnership, Ispat Inland Finance, LLC ("Note Receivable from Ispat Inland Inc."). Ispat Inland Finance, LLC, in turn, pledged the Bonds to the Agent for the benefit of the Term Loan lenders. Series V, in a principal amount of $160,000, was issued by Inland to the Agent for the benefit of the LC lenders. This series was retired during the quarter ended September 30, 2003 once the LC expired. Series W, in a principal amount of $15,000, was issued by Inland to the Agent for the benefit of the counterparty to the Hedge.

    As a further credit enhancement under the Credit Agreement, the Facilities were fully and unconditionally guaranteed by Inland, certain of its subsidiaries, and Ispat. Additionally, in April 2003, the security package was further enhanced by the addition of a second position in Inland's inventory, spare parts, mobile equipment and ownership interest in and receivable from Ispat Inland Administrative Service Company.

    Borrowings under the Term Loans bore interest at a rate per annum equal to, at the Partnership's option: (1) the higher of (a) the Agent's prime rate or
    (b) the rate which is 1/2 of 1% in excess of the Federal Funds effective rate (together the "Base Rate"), plus 2.75%; or (2) the LIBO Rate (as defined in the Credit Agreement) plus 3.75%. The spread over the LIBO Rate and Base Rate was reduced if Inland's Consolidated Leverage Ratio (as defined in the Credit Agreement) fell to specified levels. The maintenance fee paid by Inland for the LC was 4.00% of the LC amount per annum.

    In October 1998, the Partnership entered into the Hedge required under the Credit Agreement. The Hedge consisted of a five-year interest rate collar which expired on October 16, 2003. The Partnership's contract with the counterparty to the Hedge was based on LIBOR with a floor of 4.50% and ceiling of 6.26% on a notional amount of $450,000.

    The Note Receivable from Ispat Inland Inc. had scheduled principal repayments identical to the Term Loans. Ispat Inland Finance, LLC was paid interest by Inland on the Series U First Mortgage Bonds at the rate paid by the Partnership to the Term Loan lenders, plus 1/2 of 1% per annum, which was 5.1% for 2003.

    The Credit Agreement restricted the payment of aggregate dividends and other Restricted Payments (as defined in the Credit Agreement) by the Partnership or Inland to 50% of Consolidated Net income of Inland (as defined in the Credit Agreement) plus certain specifically allowed types of Restricted Payments. At December 31, 2003, no dividends or other Restricted Payments, other than those specifically allowed and paid, could have been paid by the Partnership or Inland. The Credit Agreement contained other covenants that, among other things, limited or prohibited the ability of the Partnership or Inland to incur indebtedness, create liens, engage in transactions with affiliates, sell assets and engage in mergers and consolidations. Additionally, Inland was required to maintain a minimum Consolidated EBITDA (as defined in the Credit Agreement). Inland was in compliance with this covenant at December 31, 2003. Any loans from Ispat could not be repaid until Inland's leverage fell to specified levels.

    PRESENT DEBT

    On March 25, 2004, a newly created subsidiary of the Partnership issued $800,000 principal amount of senior secured notes: $150,000 of floating rate notes bearing interest at LIBOR plus 6.75% due April 1, 2010 and $650,000 of fixed rate notes bearing interest at 9.75% (issued at 99.212% to yield 9.875%) due April 1, 2014 (the "Senior Secured Notes"). Also on March 25, 2004, Inland issued $800,000 principal amount of First Mortgage Bonds (Series Y, in a principal amount of $150,000, and Series Z, in a principal amount of $650,000) to Ispat Inland Finance, LLC which, in turn, pledged them to the trustee for the Senior Secured Notes as security. The $775,500 net proceeds from the offering were used to retire the entire balance outstanding of $661,500 of Tranche B and Tranche C Loans under the Credit Agreement, and repay the entire balance outstanding of $105,000 under Ispat Inland Inc.'s inventory revolving credit facility, with the remainder of the proceeds used to reduce the amount outstanding under Ispat Inland Inc.'s receivables revolving credit facility. Series U and W First Mortgage Bonds were retired at the close of the refinancing. The early retirement of the Term Loans was done at par, without prepayment penalty.

    The Senior Secured Notes are also secured by a second position lien on the inventory of Inland. As further credit enhancement, the Senior Notes are fully and unconditionally guaranteed by Inland, certain subsidiaries of Inland, Ispat and certain other affiliates of Ispat.

    Inland is obligated to pay interest on the Series Y First Mortgage Bonds at the rate paid on the floating rate Senior Secured Notes, plus 1/2 of 1% per annum and on the Series Z First Mortgage Bonds at a rate of 10.25%.

    The First Mortgage Bonds are the obligation solely of Inland and have not been guaranteed or assumed by, or otherwise become the obligation of, Ispat or any of its other subsidiaries. Each series of First Mortgage Bonds issued by Inland is limited to the principal amount outstanding, with the Pollution Control Series 1977 Bonds and the Series R First Mortgage Bonds subject to a sinking fund. A substantial portion of the property, plant and equipment owned by Inland at its Indiana Harbor Works is subject to the lien of the First Mortgage. This property had a book value of approximately $1,600,000 on December 31, 2003.

    The terms of the Senior Secured Notes place certain limitations on the ability of Inland and its subsidiaries to, among other things, (i) incur additional indebtedness, (ii) pay dividends or make other distributions or repurchase or redeem stock, (iii) make investments, (iv) sell assets, (v) incur liens, (vi) enter into agreements restricting their subsidiaries' ability to pay dividends, (vii) enter into transactions with affiliates,
    (viii) engage in certain businesses and (ix) consolidate, merge or sell all or substantially all of its or their assets. The indenture under which the Senior Secured Notes were issued also contains limitations on the ability of the Partnership and the guarantors, other than Ispat and those that are not subsidiaries of Inland to, among other things, engage in business activities, other than performing their obligations under the indenture, incur additional indebtedness and pay dividends. Such indenture also contains limited covenants that are applicable to Ispat. These limitations are subject to a number of exceptions and qualifications. Inland and the Partnership were in compliance with all covenants on June 30, 2004.

4.  INCOME TAXES

    An election under Treasury regulation Sec. 301.7701-3 has been made to treat the Partnership as a corporation for U.S. Federal tax purposes. Elections under the above-cited regulation have been made to treat the Partnership's wholly owned subsidiary, 3019693 Nova Scotia U.L.C., and its wholly owned subsidiary, Ispat Inland Finance, LLC, as single member, pass-through entities for U.S. federal tax purposes.

5.  RELATED PARTY TRANSACTIONS

    Interest income related to the Series U First Mortgage Bonds from Inland was $0 and $8,354 for the three and six months ended June 30, 2004 and $9,332 and $18,772 for the three and six months ended June 30, 2003, respectively. This note receivable arose on July 16, 1998 and had scheduled principal repayments similar to the Tranche B Loan and Tranche C Loan (see Note 3). Interest income related to the Series Y and Z First Mortgage Bonds was $19,826 and $21,178 for the three and six months ended June 30, 2004. This note receivable arose on March 25, 2004 and has scheduled repayments similar to the Senior Secured Notes (see Note 3).

    Interest expense on the notes payable to Inland was $587and $734 for the three and six months ended June 30, 2004 and $121 and $242 for the three and six months ended June 30, 2003, respectively. These notes payable arose on July 16, 1998 in connection with certain financing costs incurred by the Partnership related to the Tranche B and C Loans, costs incurred in relation to settlement of the interest rate collar (Note 3), and costs associated with the March 25, 2004 issuance of the Senior Secured Notes. Interest on the notes payable to Inland are at 8% and 9.87% per annum, with payment due on April 2, 2014, unless the Partnership chooses to prepay.